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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)     DECEMBER 20, 2005
                                                     ---------------------------


                               CRAWFORD & COMPANY
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             (Exact Name of Registrant as Specified in Its Charter)


                                     GEORGIA
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                 (State or Other Jurisdiction of Incorporation)


         1-10356                                          58-0506554
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(Commission File Number)                       (IRS Employer Identification No.)


5620 GLENRIDGE DRIVE, N.E., ATLANTA, GEORGIA                          30342
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  (Address of Principal Executive Offices)                         (Zip Code)


                                 (404) 256-0830
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02   Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers.


     Jeffrey T. Bowman (52) has been named Chief Operating Officer, Global Property and Casualty Services of Crawford & Company ("Crawford") effective January 1, 2006. This newly created position joins the property and casualty operations worldwide for Crawford. Currently, and since April 1, 2001, Mr. Bowman is President of Crawford & Company International, Inc., heading the international operations of the Company. Prior to that and from August 1999 he was Senior Vice President, Regional Managing Director -- Americas, managing the Company's international business in all of the Americas, except the United States. Mr. Bowman has been with Crawford since 1990.


Item 9.01   Financial Statements and Exhibits.

(c)      Exhibits

The following exhibit is filed herewith:

         Exhibit Number        Descriptions

         99.1 Press Release -- Crawford's Bowman Named COO of Global Property and Casualty Services


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        CRAWFORD & COMPANY


                                        By: /s/ Thomas W. Crawford
                                            ------------------------------------
                                            Thomas W. Crawford, President &
                                            Chief Executive Officer


Dated:  December 20, 2005